GMO TRUST

Supplement dated September 16, 2024, to the

GMO Trust Statement of Additional Information, dated June 30, 2024 (“SAI”)

Effective September 16, 2024, the section captioned “LEGAL PROCEEDINGS AND OTHER MATTERS” on page 114 of the SAI is deleted and replaced with the following:

LEGAL PROCEEDINGS AND OTHER MATTERS

Indian regulators have alleged in 2002 that Emerging Markets Fund violated some conditions under which it was granted permission to operate in India and have restricted some of Emerging Markets Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of Emerging Markets Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets was INR 262,800,000 (equivalent to $3,169,463) as of February 29, 2024. Any costs in respect of this matter will be borne by Emerging Markets Fund.

International Equity Fund, International Growth Equity Fund (which liquidated in 2014) and International Opportunistic Value Fund have each filed appeals for judicial review against the Tribunal Económico-Administrativo Regional de Madrid (a department of the Spanish Ministry of Finance); certain of the claims for International Equity Fund and International Opportunistic Value Fund have been appealed to the Tribunal Supremo (the Supreme Court of Spain). Alpha Only Fund (which liquidated in 2020), Foreign Fund (which liquidated in 2017), Foreign Small Companies Fund (which liquidated in 2019), Implementation Fund, International Equity Fund, International Growth Equity Fund (which liquidated in 2014), International Large/Mid Cap Equity Fund (which liquidated in 2018), Resources Fund and International Opportunistic Value Fund have each filed appeals for judicial review against the Tribunal Económico-Administrativo Central (a department of the Spanish Ministry of Finance). These proceedings relate to these Funds’ continued pursuit of Spanish E.U. Taxes (previously defined in “Taxes—Non-U.S. Taxes”). Positive decisions in respect of certain claims were issued and certain Funds have received payment. All costs in respect of these matters are being borne by these Funds.

On January 3, 2018, seven GMO Trust Funds (Alpha Only Fund (which liquidated in 2020), Benchmark-Free Fund, Implementation Fund, Developed World Stock Fund (which liquidated in 2017), International Large/Mid Cap Equity Fund (which liquidated in 2018), International Equity Fund, and International Opportunistic Value Fund, along with a number of other funds managed by GMO, filed claims against Bausch Health Companies Inc. (formerly, Valeant Pharmaceuticals International Inc.) and its former Chief Executive Officer and Chief Financial Officer (collectively, “Bausch”) in the United States District Court for the District of New Jersey to pursue investment losses suffered due to false and misleading statements and omissions by Bausch and its executives in public filings with the SEC and other public statements. On December 16, 2019, Bausch announced that it had reached a settlement agreement in the putative class action case; the GMO Trust Board subsequently determined to proceed with the affected Funds’ opt out claims, and the Funds filed a notice of exclusion on May 4, 2020. On August 1, 2022, the defendants filed a motion for summary judgment, which was briefed and argued before the court; the court-appointed special master issued a recommendation to deny that motion on May 22, 2023, and that recommendation was largely adopted by the court via a decision issued on January 2, 2024. On April 22, 2024, the court entered a trial order confirming that the Funds’ case will act as a so-called bellwether for the remaining Bausch opt-out cases, with trial set to commence on September 3, 2024. Shortly before trial, the Funds and Bausch agreed in principle to settle the case and subsequently entered into a settlement agreement, the terms of which remain confidential and the proceeds from which remain subject to material contingencies. The settlement proceeds will not be reflected in Fund net asset values until such material contingencies are resolved. Costs in respect of this matter are being borne by these Funds along with the other affected funds managed by GMO.

In a separate but related action to the Valeant Pharmaceuticals International Inc. case, on March 24, 2022, those same seven GMO Trust funds, along with other funds managed by GMO, filed an additional complaint seeking a declaratory judgment for fraudulent conveyance in connection with the spinoff of the company’s eye care business, Bausch + Lomb. The Funds and other plaintiffs followed up with a preliminary injunction filing on December 8, 2022 to stop Bausch Health from distributing its Bausch + Lomb shares and an amended complaint on December 22, 2022. These actions seek to ensure that the new company remains liable in connection with the original claims. On April 3, 2023, the court denied Bausch Health’s motion to dismiss the lawsuit. Costs in respect of this matter are being borne by these Funds along with the other affected funds managed by GMO.

See also “Taxes—Non-U.S. Taxes” for additional information regarding E.U. Taxes and E.U. Refunds.

“GMO,” the GMO logo, “Benchmark-Free”, and “Usonian” are service marks of Grantham, Mayo, Van Otterloo & Co. LLC. All rights reserved.

GMO is not offering or placing interests in the Funds to or with or otherwise promoting the Funds to any natural or legal persons domiciled or with a registered office in any European Economic Area (“EEA”) Member State where the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) is in force and effect. GMO, in its discretion, may accept any such investor into a Fund, but only if it is satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Fund. None of the Funds, GMO, their respective affiliates, or any natural or legal person acting on their behalf have been registered with, have been approved by, or have made a notification to any EEA Member State, European Union, or other regulatory, governmental, or similar body with respect to the Funds, and no such body has approved, endorsed, reviewed, acquiesced, or taken any similar action with respect to any offering, marketing, or other promotional materials relating to the Funds.